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                              Janus Adviser Series
                        Janus Adviser Flexible Bond Fund

                        Supplement dated April 12, 2007
                      to Currently Effective Prospectuses

Effective May 15, 2007, the following replaces the corresponding information in the "INVESTMENT PERSONNEL" section of the Prospectus relating to portfolio management of Janus Adviser Flexible Bond Fund:

    Gibson Smith is Co-Chief Investment Officer of Janus Capital. Mr. Smith is Executive Vice President and Co-Portfolio Manager of Janus Adviser Flexible Bond Fund, which he has co-managed since May 2007. He is also Executive Vice President and Co-Portfolio Manager of Janus Adviser Balanced Fund and Portfolio Manager of Janus Adviser High-Yield Fund, which he has co-managed since May 2005 and managed since inception, respectively. In addition, Mr. Smith is a Portfolio Manager of other Janus accounts. He joined Janus Capital in 2001 as a fixed-income analyst. Mr. Smith holds a Bachelor's degree in Economics from the University of Colorado. Mr. Smith and Darrell Watters are jointly and primarily responsible for the day-to-day management of Janus Adviser Flexible Bond Fund, with no limitation on the authority of one co-portfolio manager in relation to the other. Mr. Smith and Marc Pinto are jointly and primarily responsible for the day-to-day management of Janus Adviser Balanced Fund, with no limitation on the authority of one co-portfolio manager in relation to the other. Mr. Smith focuses on the fixed-income portion of Janus Adviser Balanced Fund.

    Darrell Watters is Executive Vice President and Co-Portfolio Manager of Janus Adviser Flexible Bond Fund, which he has co-managed since May 2007. In addition, he is a Portfolio Manager of other Janus accounts and performs duties as a fixed-income analyst. He joined Janus Capital in 1993 as a municipal bond trader. Mr. Watters holds a Bachelor's degree in Economics from Colorado State University. Mr. Watters and Gibson Smith are jointly and primarily responsible for the day-to-day management of Janus Adviser Flexible Bond Fund, with no limitation on the authority of one co-portfolio manager in relation to the other.

    Effective May 15, 2007, references to Ron Speaker as Portfolio Manager of Janus Adviser Flexible Bond Fund are deleted. Mr. Speaker will remain with Janus Capital until June 1, 2007 to ensure a smooth transition of the Fund.